EXHIBIT 99.24
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

RICHARD J. CARBONE

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Carbone	Dated as of April 15, 2021
Richard J. Carbone

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

HENRY CORNELL

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Henry Cornell	Dated as of April 15, 2021
Henry Cornell

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

MANU SAREEN

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Manu Sareen	Dated as of April 15, 2021
Manu Sareen

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

W. DANA LAFORGE

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ W. Dana LaForge	Dated as of April 15, 2021
W. Dana LaForge

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

AMY M. STEPNOWSKI

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Amy M. Stepnowski	Dated as of April 15, 2021
Amy M. Stepnowski

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

EMILY R. POLLACK

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Emily R. Pollack	Dated as of April 15, 2021
Emily R. Pollack

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

MICHAEL S. RUBINOFF

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael S. Rubinoff	Dated as of April 15, 2021
Michael S. Rubinoff

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

DAVID I. SCHAMIS

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David I. Schamis	Dated as of April 15, 2021
David I. Schamis

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

ROBERT W. STEIN

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of April 15, 2021
Robert W. Stein

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

HEATH L. WATKIN

does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as my agent this registration statement and any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 filed on Form S-1 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Heath L. Watkin	Dated as of April 15, 2021
Heath L. Watkin